SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        DATE OF REPORT: JANUARY 13, 2000
                        --------------------------------



                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------
        (Exact name of small business issuer as specified in its charter)


        DELAWARE                     1-13530              74-2723809
        --------                     -------              ----------
    (State or other                Commission          (I.R.S. Employer
    jurisdiction of                File Number        Identification No.)
    incorporation or
      organization)


          1440 CHARLESTON HIGHWAY, WEST COLUMBIA, SOUTH CAROLINA 29169
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (803) 796-7875
                                 --------------
                         (Registrant's telephone number)

ITEM  4.  CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
----------------------------------------------------------

On September 17, 1999, American Bingo & Gaming Corp. ("ABG") terminated its relationship with its former independent accountants King Griffin & Adamson P.C. ("KGA"). On January 13, 2000, ABG's Board of Directors engaged the accounting services of Sprouse & Winn, L.L.P. to audit the consolidated financial statements, which will take place during February, 2000.

KGA's independent audit reports of ABG's consolidated financial statements for the fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. ABG has received a copy of a letter from KGA, addressed to the Securities and Exchange Commission, stating its agreement with the above statement. A copy of such letter was filed as an Exhibit to Form 8-K, dated September 13, 1999.

ITEM  7.  EXHIBITS
------------------

16.1 Letter from King Griffin & Adamson P.C. dated September 17, 1999 (incorporated by reference to Exhibit 16.1 of the Company's Report on Form 8-K dated September 13, 1999).



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICAN  BINGO  &  GAMING  CORP.
                                          (Registrant)




January  13,  2000                          By:  /s/  Larry  D.  Kasufkin
                                            -----------------------------
                                            Larry  D. Kasufkin, Controller

                                Index to Exhibits
                                -----------------


Exhibit
Number                             Description
------                             -----------


16.1 Letter from King Griffin & Adamson P.C. dated September 17, 1999 (incorporated by reference to Exhibit 16.1 of the Company's Report on
         Form 8-K dated  September  13,  1999).